Exhibit 99.1

FOR IMMEDIATE RELEASE	Nasdaq: NSIT

Insight Enterprises, Inc. Reports THIRd QUARTER 2018 Results

TEMPE, AZ – November 7, 2018 – Insight Enterprises, Inc. (Nasdaq: NSIT) (the “Company”) today reported financial results for the quarter ended September 30, 2018 compared to the quarter ended September 30, 2017.

•	Diluted earnings per share of $0.89 increased 44% year over year
•	Adjusted diluted earnings per share of $0.91 increased 25% year over year
•	Cash flows provided by operations in the first nine months of 2018 were $247.2 million compared to cash used in operations of $323.6 million in the first nine months of 2017

In the third quarter of 2018, net sales decreased less than 1%, year to year, while gross profit increased 4%, year over year, and earnings from operations (“EFO”) grew 21%, year over year.  The top line results reflect continued strong growth in services including higher professional services sales as well as an increase in sales of cloud offerings and software maintenance.  This growth in services was more than offset by a decline in software sales due to the impact of adoption of ASC 606 which has resulted in more software sales being recorded net.

“We are pleased to report another quarter of strong earnings performance.  Against a difficult comparison to our third quarter results last year, our team executed very well to hold our top line, expand gross margins and grow our bottom line results double digits,” stated Ken Lamneck, President and Chief Executive Officer.  “As we head into the fourth quarter, market demand is stable.  Our recent acquisition of Cardinal Solutions has expanded our capabilities in strategic growth areas, and our core business remains healthy, positioning Insight to continue to compete robustly in the marketplace as we move forward,” stated Lamneck.

KEY HIGHLIGHTS

•	Consolidated net sales for the third quarter of 2018 of $1.75 billion decreased less than 1% year to year when compared to the third quarter of 2017.
•	Net sales in North America decreased 3% year to year to $1.37 billion;
•	Net sales in EMEA increased 11% year over year to $345.2 million; and
•	Net sales in APAC decreased 10% year to year to $31.1 million.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales remained flat year over year, with growth in net sales in EMEA of 12%, year over year, offset by a decline in net sales in North America and APAC of 3% and 5%, respectively, year to year.

•	Consolidated gross profit increased 4% compared to the third quarter of 2017 to $234.9 million, with consolidated gross margin expanding 50 basis points to 13.4% of net sales.
•	Gross profit in North America increased 2% year over year to $179.3 million (13.1% gross margin);
•	Gross profit in EMEA increased 13% year over year to $47.2 million (13.7% gross margin); and
•	Gross profit in APAC decreased 1% year to year to $8.4 million (26.9% gross margin).
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit increased 5% year over year, with gross profit growth in North America, EMEA and APAC of 2%, 15% and 5%, respectively, year over year.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q3 2018 Results, Page 2	November 7, 2018

•	Consolidated earnings from operations increased 21% compared to the third quarter of 2017 to $49.9 million, or 2.9% of net sales.
•	Earnings from operations in North America increased 3% year over year to $44.1 million, or 3.2% of net sales;
•	Earnings from operations in EMEA increased more than 100% year over year to $4.6 million, or 1.3% of net sales; and
•	Earnings from operations in APAC increased 55% year over year to $1.3 million, or 4.0% of net sales.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations also increased 21% year over year, with earnings from operations growth in North America and APAC of 4% and 61%, respectively, year over year.

•	Adjusted consolidated earnings from operations increased 11% year over year to $50.8 million, or 2.9% of net sales for the third quarter of 2018.
•	Consolidated net earnings and diluted earnings per share for the third quarter of 2018 were $32.2 million and $0.89, respectively, at an effective tax rate of 25.6%.
•	Adjusted consolidated net earnings and Adjusted diluted earnings per share for the third quarter of 2018 were $32.8 million and $0.91, respectively.

As services have become a larger portion of the Company’s consolidated net sales, beginning with our results of operations for the year ended December 31, 2017, the Company began reporting net sales from the provision of services and the related costs of goods sold separately from net sales of products and the related costs of goods sold.  The Company continued this presentation in the three and nine months ended September 30, 2018, and expects to continue this presentation in future periods.  For comparability purposes, net sales and costs of goods sold for the 2017 periods have been expanded to conform to the current year presentation.  These changes in presentation had no effect on previously reported total net sales, total costs of goods sold or gross profit amounts.

In conjunction with these changes in presentation, because fees earned from activities reported net are now considered services revenues, the Company reclassified certain revenue streams for which the Company acts as the agent in the transaction to net sales from services.  Previously, the Company included these net revenue streams within its software and, to a lesser extent, hardware sales mix categories based on the type of product being sold (e.g., fees earned for the sale of software maintenance and certain software licenses were included in software sales and fees earned for the sale of certain third-party provided training and warranty services were included in hardware sales when the Company historically disclosed and analyzed its sales mix).  For comparability purposes, the Company’s sales mix among its hardware, software and services categories for the three and nine months ended September 30, 2017, as presented in the Financial Summary Table in this press release, has been reclassified to conform to the current year presentation.  These reclassifications had no effect on previously reported total net sales amounts.

In discussing financial results for the three months ended September 30, 2018 and 2017 in this press release, the Company refers to certain financial measures that are not prepared in accordance with United States generally accepted accounting principles (“GAAP”).  When referring to non-GAAP measures, the Company refers to such measures as “Adjusted.”  See “Use of Non-GAAP Financial Measures” for additional information.  A tabular reconciliation of financial measures prepared in accordance with GAAP to the non-GAAP financial measures is included at the end of this press release.

In some instances the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates.  In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

The tax effect of Adjusted amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q3 2018 Results, Page 3	November 7, 2018

guidance

For the full year 2018, the Company expects to deliver sales growth in the mid-single digit range compared to 2017.  The Company also expects adjusted diluted earnings per share for the full year of 2018 to be between $4.40 and $4.45.

This outlook assumes:

•	an effective tax rate of 15% to 18% for the balance of 2018;
•	capital expenditures of $15 to $20 million for the full year; and
•	an average share count for the full year of approximately 36.0 million shares.

This outlook does not reflect the repurchase of any additional shares under the Company’s currently authorized share repurchase program, assumes no current year acquisition-related expenses and excludes severance and restructuring expenses incurred during the first nine months of 2018 and those that may be incurred during the balance of 2018.  Due to the inherent difficulty of forecasting these types of expenses, which impact net earnings and diluted earnings per share, the Company is unable to reasonably estimate the related impact of such expenses, if any, to net earnings and diluted earnings per share.  Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2018 forecast.

Conference Call and Webcast

The Company will host a conference call and live web cast today at 9:00 a.m. ET to discuss third quarter 2018 results of operations.  A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://investor.insight.com/, and a replay of the web cast will be available on the Company’s web site for a limited time following the call.  To listen to the live web cast by telephone, call 1-877-402-8904 if located in the U.S., 678-809-1029 for international callers, and enter the access code 9851426.

Use of Non-GAAP Financial Measures

The non-GAAP financial measures are referred to as “Adjusted.”  Adjusted consolidated earnings from operations, Adjusted consolidated net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) loss on sale of the Company’s Russia business in the 2017 period, (iii) certain acquisition-related expenses, and (iv) the tax effects of each of these items, as applicable. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments.  Adjusted free cash flow is the Company’s net cash provided or used by operating activities adjusted for (i) purchases of property and equipment and (ii) the net borrowings or repayments under the inventory financing facility.  Adjusted return on invested capital (“ROIC”) excludes (i) severance and restructuring expenses, (ii) certain acquisition-related expenses, and (iii) a loss on sale of the Company’s Russia business in the 2017 period.

These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors.  The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods.  These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q3 2018 Results, Page 4	November 7, 2018

Financial Summary Table

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	change	2018	2017	change
Insight Enterprises, Inc.
Net sales:
Products	$1,548,273	$1,598,973	(3%)	$4,724,888	$4,426,406	7%
Services	$199,453	$159,000	25%	$606,202	$493,142	23%
Total net sales	$1,747,726	$1,757,973	(1%)	$5,331,090	$4,919,548	8%
Gross profit	$234,914	$226,081	4%	$739,554	$685,687	8%
Gross margin	13.4%	12.9%	50 bps	13.9%	13.9%	-
Selling and administrative expenses	$184,095	$180,390	2%	$561,739	$538,774	4%
Severance and restructuring expenses	$683	$494	38%	$2,709	$6,211	(56%)
Loss on sale of foreign entity	$—	$3,646	*	$—	$3,646	*
Acquisition-related expenses	$188	$106	77%	$282	$3,329	(92%)
Earnings from operations	$49,948	$41,445	21%	$174,824	$133,727	31%
Net earnings	$32,154	$22,412	43%	$116,636	$76,515	52%
Diluted earnings per share	$0.89	$0.62	44%	$3.24	$2.11	54%

North America
Net sales:
Products	$1,213,033	$1,283,175	(5%)	$3,553,147	$3,413,053	4%
Services	$158,426	$127,904	24%	$465,458	$390,290	19%
Total net sales	$1,371,459	$1,411,079	(3%)	$4,018,605	$3,803,343	6%
Gross profit	$179,327	$176,021	2%	$545,215	$517,108	5%
Gross margin	13.1%	12.5%	60 bps	13.6%	13.6%	-
Selling and administrative expenses	$134,792	$132,853	1%	$402,638	$395,423	2%
Severance and restructuring expenses	$253	$398	(36%)	$1,034	$2,045	(49%)
Acquisition-related expenses	$188	$—	*	$282	$3,223	(91%)
Earnings from operations	$44,094	$42,770	3%	$141,261	$116,417	21%

Sales Mix			**			**
Hardware	69%	68%	(1%)	68%	65%	10%
Software	19%	23%	(19%)	21%	25%	(12%)
Services	12%	9%	24%	11%	10%	19%
	100%	100%	(3%)	100%	100%	6%

EMEA
Net sales:
Products	$316,100	$291,109	9%	$1,057,764	$913,412	16%
Services	$29,080	$21,085	38%	$104,086	$75,197	38%
Total net sales	$345,180	$312,194	11%	$1,161,850	$988,609	18%
Gross profit	$47,234	$41,618	13%	$165,248	$139,897	18%
Gross margin	13.7%	13.3%	40 bps	14.2%	14.2%	-
Selling and administrative expenses	$42,206	$39,948	6%	$137,383	$121,863	13%
Severance and restructuring expenses	$430	$53	> 100%	$1,545	$4,062	(62%)
Loss on sale of foreign entity	$—	$3,646	*	$—	$3,646	*
Acquisition-related expenses	$—	$106	*	$—	$106	*
Earnings (loss) from operations	$4,598	$(2,135)	> 100%	$26,320	$10,220	> 100%

Sales Mix			**			**
Hardware	43%	44%	7%	44%	40%	26%
Software	49%	49%	10%	48%	52%	8%
Services	8%	7%	38%	8%	8%	38%
	100%	100%	11%	100%	100%	18%

*	Percentage change not considered meaningful.
**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q3 2018 Results, Page 5	November 7, 2018

Financial Summary Table (continued)

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	change	2018	2017	change
APAC
Net sales:
Products	$19,140	$24,689	(22%)	$113,977	$99,941	14%
Services	$11,947	$10,011	19%	$36,658	$27,655	33%
Total net sales	$31,087	$34,700	(10%)	$150,635	$127,596	18%
Gross profit	$8,353	$8,442	(1%)	$29,091	$28,682	1%
Gross margin	26.9%	24.3%	260 bps	19.3%	22.5%	(320 bps)
Selling and administrative expenses	$7,097	$7,589	(6%)	$21,718	$21,488	1%
Severance and restructuring expenses	$—	$43	*	$130	$104	25%
Earnings from operations	$1,256	$810	55%	$7,243	$7,090	2%

Sales Mix			**			**
Hardware	20%	21%	(19%)	15%	14%	22%
Software	42%	50%	(24%)	61%	64%	12%
Services	38%	29%	19%	24%	22%	33%
	100%	100%	(10%)	100%	100%	18%

*	Percentage change not considered meaningful.
**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

We corrected immaterial errors identified in our March 31, 2018 and June 30, 2018 consolidated financial statements in the nine months ended September 30, 2018.  The adjustments recorded to correct the errors impacted net sales and cost of goods sold with an inconsequential impact on gross profit and net earnings during the first quarter of 2018.  As a result of the adjustments, there were no significant impacts to earnings from operations, net earnings, and related per share amounts previously reported in the first or second quarter of 2018.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q3 2018 Results, Page 6	November 7, 2018

Forward-Looking Information

Certain statements in this release and the related conference call and web cast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements, including the Company’s expected 2018 financial results, sales growth and Adjusted diluted earnings per share for the full year 2018, and the assumptions relating thereto, as well as the Company’s anticipated effective tax rate, capital expenditures and plans concerning repurchases under the Company’s currently authorized share repurchase program, the Company’s expectations for earnings from operations and amortization of intangibles from the Cardinal acquisition, the Company’s expectations regarding cash flow, and the Company’s expectations for the future presentation of services net sales, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified.  Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements.  Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and in other of the Company’s subsequent filings with the Securities and Exchange Commission:

•	actions of the Company’s competitors, including manufacturers and publishers of products the Company sells;
•

the Company’s reliance on partners for product availability, competitive products to sell and marketing funds and purchasing incentives, which can change significantly in the amounts made available and the requirements year over year;

•	changes in the information technology (“IT”) industry and/or rapid changes in technology;
•	risks associated with the integration and operation of acquired businesses;
•	possible significant fluctuations in the Company’s future operating results;
•	the risks associated with the Company’s international operations;
•	general economic conditions;
•	increased debt and interest expense and decreased availability of funds under the Company’s financing facilities;
•	the security of the Company’s electronic and other confidential information;
•	disruptions in the Company’s IT systems and voice and data networks;
•	failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;
•	legal proceedings and the results of client and public sector audits and failure to comply with laws and regulations;
•	accounts receivable risks, including increased credit loss experience or extended payment terms with the Company’s clients;
•	the Company’s reliance on independent shipping companies;
•	the Company’s dependence on certain key personnel;
•	natural disasters or other adverse occurrences;
•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations; and
•	intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission.  Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others.  The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements.  The Company does not endorse any projections regarding future performance that may be made by third parties.

Contacts:	Glynis Bryan	Helen Johnson
	Chief Financial Officer	Senior VP, Finance
	Tel. 480.333.3390	Tel. 480.333.3234
	Email glynis.bryan@insight.com	Email helen.johnson@insight.com

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q3 2018 Results, Page 7	November 7, 2018

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net sales:
Products	$1,548,273	$1,598,973	$4,724,888	$4,426,406
Services	199,453	159,000	606,202	493,142
Total net sales	1,747,726	1,757,973	5,331,090	4,919,548
Costs of goods sold:
Products	1,415,808	1,463,414	4,319,181	4,036,486
Services	97,004	68,478	272,355	197,375
Total costs of goods sold	1,512,812	1,531,892	4,591,536	4,233,861
Gross profit	234,914	226,081	739,554	685,687
Operating expenses:
Selling and administrative expenses	184,095	180,390	561,739	538,774
Severance and restructuring expenses	683	494	2,709	6,211
Loss on sale of foreign entity	—	3,646	—	3,646
Acquisition-related expenses	188	106	282	3,329
Earnings from operations	49,948	41,445	174,824	133,727
Non-operating (income) expense:
Interest income	(330)	(227)	(653)	(863)
Interest expense	6,132	5,555	17,249	13,814
Net foreign currency exchange loss	539	341	19	972
Other expense, net	393	339	1,019	980
Earnings before income taxes	43,214	35,437	157,190	118,824
Income tax expense	11,060	13,025	40,554	42,309
Net earnings	$32,154	$22,412	$116,636	$76,515

Net earnings per share:
Basic	$0.91	$0.63	$3.27	$2.14
Diluted	$0.89	$0.62	$3.24	$2.11

Shares used in per share calculations:
Basic	35,468	35,787	35,622	35,718
Diluted	35,957	36,203	36,012	36,186

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q3 2018 Results, Page 8	November 7, 2018

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$111,055	$105,831
Accounts receivable, net	1,682,005	1,814,560
Inventories	171,197	194,529
Inventories not available for sale	648	36,956
Other current assets	103,778	152,467
Total current assets	2,068,683	2,304,343

Property and equipment, net	74,097	75,252
Goodwill	167,065	131,431
Intangible assets, net	116,608	100,778
Deferred income taxes	13,844	17,064
Other assets	70,220	56,783
	$2,510,517	$2,685,651

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$758,035	$899,075
Accounts payable – inventory financing facility	237,556	319,468
Accrued expenses and other current liabilities	180,101	175,860
Current portion of long-term debt	17,360	16,592
Deferred revenue	63,696	88,979
Total current liabilities	1,256,748	1,499,974

Long-term debt	251,334	296,576
Deferred income taxes	427	717
Other liabilities	59,001	44,915
	1,567,510	1,842,182
Stockholders’ equity:
Preferred stock	—	—
Common stock	355	358
Additional paid-in capital	319,065	317,155
Retained earnings	657,625	550,220
Accumulated other comprehensive loss – foreign currency translation adjustments	(34,038)	(24,264)
Total stockholders’ equity	943,007	843,469
	$2,510,517	$2,685,651

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q3 2018 Results, Page 9	November 7, 2018

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended September 30,
	2018	2017
Cash flows from operating activities:
Net earnings	$116,636	$76,515
Adjustments to reconcile net earnings to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment	16,018	19,430
Amortization of intangible assets	11,399	12,643
Provision for losses on accounts receivable	2,572	3,429
Write-downs of inventories	2,410	1,991
Write-off of property and equipment	367	378
Non-cash stock-based compensation	10,764	10,134
Deferred income taxes	2,964	(209)
Loss on sale of foreign entity	—	3,646
Changes in assets and liabilities:
Decrease in accounts receivable	222,047	108,284
Decrease (increase) in inventories	24,373	(73,186)
Decrease in other assets	31,555	320
Decrease in accounts payable	(201,147)	(442,328)
Increase (decrease) in deferred revenue	11,326	(13,871)
Decrease in accrued expenses and other liabilities	(4,043)	(30,736)
Net cash provided by (used in) operating activities	247,241	(323,560)
Cash flows from investing activities:
Purchases of property and equipment	(13,046)	(15,906)
Proceeds from sale of foreign entity	479	1,517
Acquisitions, net of cash and cash equivalents acquired	(74,938)	(186,932)
Net cash used in investing activities	(87,505)	(201,321)
Cash flows from financing activities:
Borrowings on senior revolving credit facility	569,232	923,216
Repayments on senior revolving credit facility	(686,732)	(707,216)
Borrowings on accounts receivable securitization financing facility	2,662,000	2,844,389
Repayments on accounts receivable securitization financing facility	(2,576,000)	(2,723,889)
Borrowings under Term Loan A	—	175,000
Repayments under Term Loan A	(9,844)	(6,562)
Repayments under other financing agreements	(2,312)	(5,176)
Payments on capital lease obligations	(1,002)	(614)
Net (repayments) borrowings under inventory financing facility	(81,911)	45,641
Payment of debt issuance costs	(270)	(1,123)
Payment of payroll taxes on stock-based compensation through shares withheld	(3,195)	(4,703)
Repurchases of common stock	(22,069)	—
Net cash (used in) provided by financing activities	(152,103)	538,963
Foreign currency exchange effect on cash, cash equivalents and restricted cash balances	(2,434)	19,635
Increase in cash, cash equivalents and restricted cash	5,199	33,717
Cash, cash equivalents and restricted cash at beginning of period	107,445	205,946
Cash, cash equivalents and restricted cash at end of period	$112,644	$239,663

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q3 2018 Results, Page 10	November 7, 2018

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Adjusted Consolidated Earnings from Operations:
GAAP consolidated EFO	$49,948	$41,445	$174,824	$133,727
Severance and restructuring expenses	683	494	2,709	6,211
Loss on sale of foreign entity	—	3,646	—	3,646
Acquisition-related expenses	188	106	282	3,329
Adjusted non-GAAP consolidated EFO	$50,819	$45,691	$177,815	$146,913

Adjusted Consolidated Net Earnings:
GAAP consolidated net earnings	$32,154	$22,412	$116,636	$76,515
Severance and restructuring expenses	683	494	2,709	6,211
Loss on sale of foreign entity	—	3,646	—	3,646
Acquisition-related expenses	188	106	282	3,329
Income taxes on non-GAAP adjustments	(179)	(149)	(587)	(1,746)
Adjusted non-GAAP consolidated net earnings	$32,846	$26,509	$119,040	$87,955

Adjusted Diluted Earnings Per Share:
GAAP diluted EPS	$0.89	$0.62	$3.24	$2.11
Severance and restructuring expenses	0.02	0.01	0.08	0.17
Loss on sale of foreign entity	—	0.10	—	0.10
Acquisition-related expenses	0.01	—	0.01	0.09
Income taxes on non-GAAP adjustments	(0.01)	—	(0.02)	(0.04)
Adjusted non-GAAP diluted EPS	$0.91	$0.73	$3.31	$2.43

Adjusted North America Earnings from Operations:
GAAP EFO from North America segment	$44,094	$42,770	$141,261	$116,417
Severance and restructuring expenses	253	398	1,034	2,045
Acquisition-related expenses	188	—	282	3,223
Adjusted non-GAAP EFO from North America segment	$44,535	$43,168	$142,577	$121,685

Adjusted EMEA Earnings from Operations:
GAAP EFO from EMEA segment	$4,598	$(2,135)	$26,320	$10,220
Severance and restructuring expenses	430	53	1,545	4,062
Loss on sale of foreign entity	—	3,646	—	3,646
Acquisition-related expenses	—	106	—	106
Adjusted non-GAAP EFO from EMEA segment	$5,028	$1,670	$27,865	$18,034

Adjusted APAC Earnings from Operations:
GAAP EFO from APAC segment	$1,256	$810	$7,243	$7,090
Severance and restructuring expenses	-	43	130	104
Adjusted non-GAAP EFO from APAC segment	$1,256	$853	$7,373	$7,194

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q3 2018 Results, Page 11	November 7, 2018

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Financial Measures (Continued)

(In thousands, except per share data)

(unaudited)

	Nine Months Ended September 30,
	2018	2017
Adjusted free cash flow:
Net cash provided by (used in) operating activities	$247,241	$(323,560)
Purchases of property and equipment	(13,046)	(15,906)
Net (repayments) borrowings under inventory financing facility	(81,911)	45,641
Adjusted non-GAAP free cash flow	$152,284	$(293,825)

	Twelve Months Ended September 30,
	2018	2017
Adjusted return on invested capital:
GAAP consolidated EFO	$220,362	$174,397
Severance and restructuring expenses	5,500	7,738
Loss on sale of foreign entity	-	3,646
Acquisition-related expenses	282	7,035
Adjusted non-GAAP consolidated EFO	226,144	192,816
Income tax expense*	63,320	71,342
Adjusted non-GAAP consolidated EFO, net of tax	$162,824	$121,474
Average stockholders’ equity**	$880,064	$752,734
Average debt**	311,066	302,197
Average cash**	(160,331)	(198,696)
Invested Capital	$1,030,799	$856,235

Adjusted non-GAAP ROIC (from GAAP consolidated EFO) ***	15.39%	12.83%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO) ****	15.80%	14.19%

*	Assumed tax rate of 28% for 2018 and 37% for 2017.
**	Average of previous five quarters.
***	Computed as GAAP consolidated EFO, net of tax of $61,701 and $64,527 for the twelve months ended September 30, 2018 and 2017, respectively, divided by invested capital.
****	Computed as Adjusted non-GAAP consolidated EFO, net of tax divided by invested capital.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958